SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                             EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) December 31, 1996

                             HOME HOLDINGS INC.
           (Exact name of registrant as specified in its charter)

     Delaware                      0-19347                  13-3584978
 (State of Incorporation)   (Commission file number)    (I.R.S. Employer
                                                        Identification No.)

                59 Maiden Lane, New York, New York         10038-4548
                (Address of principal executive office)    (Zip Code)

     Registrant's telephone number including area code (212) 530-6600



          Effective December 31, 1996, each of the Series A Senior Working Capital Notes and Series B Senior Working Capital Notes presently outstanding and issued by Home Holdings Inc. pursuant to the Amended and Restated Standby Working Capital Credit Agreement dated as of April 26, 1995, were amended in accordance with a Joint Unanimous Written Consent of the Holders of such Notes, a copy of which is set forth as Exhibit 4 hereto and is incorporated herein by reference.

                                   SIGNATURE

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HOME HOLDINGS INC.

     Date:  January 3, 1997        By:  /s/  Richard H. Hershman
                                        Richard H. Hershman
                                        Treasurer